BLACKROCK FUNDS II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 22, 2021 to the Prospectuses of each Fund, dated January 27, 2021,

as supplemented to date

Effective immediately, the section in each Prospectus entitled “Details About the Funds — Information about Underlying Funds and ETFs” is amended as follows:

The sub-section entitled “Exchange Traded Funds (“ETFs”) — Fixed-Income ETFs” is amended to add the following underlying ETF to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares® 10-20 Year Treasury Bond ETF

The iShares 10-20 Year Treasury Bond ETF (the “Fund”) seeks to track the investment results of the ICE® U.S. Treasury 10-20 Year Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than twenty years. As of February 28, 2021, there were 18 issues in the Underlying Index.

The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last business day of each month.

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Shareholders should retain this Supplement for future reference.

PRO-TA-1021SUP